Exhibit 10.4

REVOLVING NOTE

(Cash Secured Advances)

$10,000,000	Minneapolis, MN
December 22, 2009

FOR VALUE RECEIVED, the undersigned, OVERSTOCK.COM, INC., a Delaware corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), on the Facility Termination Date under that certain Financing Agreement bearing even date herewith (as the same may be amended, supplemented or restated from time to time, the “Financing Agreement”), by and between Borrower and Bank, in lawful money of the United States of America and in immediately available funds, the principal sum of TEN MILLION AND NO/100THS DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all Cash Secured Advances made by Bank to Borrower under the Financing Agreement, together with interest from the date hereof until this Note is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates from time to time in effect, under the Financing Agreement.  The principal hereof and interest accruing thereon shall be due and payable as provided in the Financing Agreement.

This Note is one of the “Notes” referred to in the Financing Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Financing Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents.  All capitalized terms used herein which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings given in the Financing Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Financing Agreement.

All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Bank, at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as may be designated by Bank to Borrower in writing.

Upon the occurrence of an Event of Default, and after the lapse of any applicable period of cure, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of Bank and without demand or notice of every kind (which are hereby expressly waived by Borrower).

Borrower hereby agrees to pay all costs of collection, including Attorneys’ Fees, all as provided in the Financing Agreement, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT MINNEAPOLIS, MINNESOTA.  THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT REFERENCE TO MINNESOTA’S CONFLICTS OF LAW PRINCIPLES).

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, OR ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO BORROWER AND BANK AND THEIR SUCCESSORS AND ASSIGNS AT MINNEAPOLIS, MINNESOTA.  BANK AND BORROWER EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT MINNEAPOLIS, MINNESOTA HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENT THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER OR BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 OF THE FINANCING AGREEMENT (WITH SUCH SERVICE OF PROCESS DEEMED COMPLETED THREE (3) DAYS AFTER BEING SO MAILED) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF MINNESOTA.  BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN BANK AND BORROWER.

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IN WITNESS WHEREOF, Borrower has caused this Revolving Note (Cash Secured Advances) to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

OVERSTOCK.COM, INC., a Delaware corporation

By:	/s/ Jonathan E. Johnson III
Name:	Jonathan E. Johnson III
Title:	President

[Signature page to Revolving Note (Cash Secured Advances)]